FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): July 1, 1996


                        TELEPHONE AND DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


      Iowa                1-8251                  36-2669023
(State or other        (Commission              (IRS Employer
jurisdiction of        File Number)            Identification No.)
incorporation)


30 North LaSalle Street, Chicago, Illinois               60602
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.

         On June 7, 1996, the Company signed a $500 million Revolving Credit Agreement ("Agreement") with the First National Bank of Boston, as Agent. This Agreement replaces the $300 million one year revolving credit agreement signed in 1995.

         This Current Report on Form 8-K is being filed for the purpose of filing the Agreement.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    July 1, 1996


Telephone and Data Systems, Inc.
(Registrant)



By:  /s/ GREGORY J. WILKINSON
- - -----------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit
- - --------------         ----------------------
     99                Revolving Credit Agreement dated as of June 7, 1996
                       (except for xhibits and schedules which will be supplied supplementally to the ommission upon request).



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